Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

Class A SUBDX	Class C SUBEX	Class I SUBFX	Class Y SUBYX	Class R-3 SUBRX	Class R-5 SUBSX	Class R-6 SUBTX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated March 1, 2021 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund or your financial intermediary electronically by going to carillontower.com/eDelivery.

You may elect to receive all future reports in paper free of charge. You can inform a fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing a fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper from a fund will apply to all funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.

Investment objective | The Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund” or the “fund”) seeks to maximize total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Unconstrained Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 97 of the fund’s Prospectus and on page 52 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%

Other Expenses	0.24%	0.28%	0.25%	0.30%	0.71%	0.70%	0.16%

Total Annual Fund Operating Expenses	1.09%	1.88%	0.85%	1.15%	1.81%	1.30%	0.76%

Fee Waiver and/or Expense Reimbursement (b)	(0.29)%	(0.33)%	(0.35)%	(0.35)%	(0.76)%	(0.80)%	(0.36)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2022 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.50%, Class Y – 0.80%, Class R-3 – 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividends and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$681	$926	$1,629
Class C	$258	$559	$986	$2,174
Class I	$51	$236	$437	$1,017
Class Y	$82	$331	$599	$1,366
Class R-3	$107	$495	$909	$2,064
Class R-5	$51	$333	$636	$1,498
Class R-6	$41	$207	$387	$909

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 435% of the average value of its portfolio.

Principal investment strategies | The fund pursues its objective by investing at least 80% of its net assets in fixed income instruments. The fixed income instruments in which the fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The portfolio duration of the fund will normally not exceed 8 years but may be greater based on market conditions. The fund may also have a negative duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A portfolio with negative duration generally incurs a loss when interest rates and yields fall. For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

In certain market conditions, the fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations. The fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds. The fund may invest without limitation in non-investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”). The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls. The fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards, including non-deliverable forwards (“NDFs”), and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”). The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®. Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the fund’s 80% investment policy. The fund’s derivatives investments, other than credit default swaps where the fund is a protection seller, are valued at market value. Credit default swaps where the fund is a protection seller are valued at notional value.

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

The portfolio management team attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the fund’s portfolio from the best available values. The portfolio management team constantly monitors the expected returns of the securities in the fund versus those available in the market and of other securities the portfolio management team is considering for purchase. The portfolio management team’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

The fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment. The fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

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Interest rate risk is the risk that the value of the fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. As of the date of this Prospectus, interest rates are historically low. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. To the extent the fund holds an investment with a negative interest rate to maturity, the fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund;

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Credit risk arises if an issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

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Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures (including interest rate futures, bond futures, U.S. Treasury futures and fixed income index futures) or currency forwards, including NDFs, may involve greater risks than if the fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to counterparty risk, credit risk and liquidity risk, especially when traded over-the-counter. In addition to these risks, credit default swaps are subject to the risks associated with the purchase and sale of credit protection;

Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the fund to price fluctuations resulting from changes in interest rates. The fund could suffer a loss if interest rates rise after the fund has purchased an interest rate futures contract or fall after the fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose the fund to volatility in an underlying securities index;

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;

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Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, accounting, auditing, financial reporting and recordkeeping requirements or standards; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable. There may be less publicly available information about issuers in emerging markets. When investing in emerging markets, the risks of investing in foreign securities are heightened;

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

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Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest;

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Income risk is the risk that the fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

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LIBOR risk is the risk associated with the fact that certain of the instruments identified in the fund’s principal investment strategies that have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate and the impact of the transition from LIBOR on the fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact the fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the fund’s performance and/or NAV;

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Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

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Market timing risk arises because certain types of securities in which the fund invests, including high-yield and foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

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Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. Generally, the longer a fixed income security’s maturity, the greater the interest rate risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

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Mortgage and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. In a to-be-announced (“TBA”) mortgage-backed transaction, the fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the fund;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs;

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Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Short sale risk is the risk that the fund will incur a loss due to a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short sales have the potential to lose more money than the actual cost of the investment. Also, there is a risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund;

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

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U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

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U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline; and

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

During 10 year period (Class I shares):

	Return	Quarter ended

Best Quarter	10.18%	March 31, 2012

Worst Quarter	(2.36)%	March 31, 2020

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

Average annual total returns (for the periods ended December 31, 2020):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	9/29/11	11.18%	5.10%	5.50%

After Taxes on Distributions		9.80%	4.24%	4.48%

After Taxes on Distributions and Sale of Fund Shares		6.59%	3.56%	3.89%

Class A – Before Taxes	11/20/17	6.61%		4.12%

Class C – Before Taxes	11/20/17	10.05%		4.62%

Class Y – Before Taxes	12/31/12	10.87%	4.79%	2.78%

Class R-3 – Before Taxes	11/20/17	10.57%		5.12%

Class R-5 – Before Taxes	11/20/17	11.19%		5.70%

Class R-6 – Before Taxes	11/20/17	11.29%		5.81%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	Lifetime (From Inception Date of Class I Shares)	Lifetime (From Inception Date of Class A, Class C, Class R-3, Class R-5 and Class R-6 Shares)	Lifetime (From Inception Date of Class Y Shares)

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index)	1.08%	1.50%	0.95%	1.89%	1.03%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the sub-adviser to the fund.

Portfolio Managers | Mark M. Egan, CFA®, has served as the Lead Portfolio Manager of the fund and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017. Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Effective March 5, 2021, Tilak “Dimitri” Silva, CFA®, will become a Portfolio Co-Manager of the fund. Messrs. Egan, Thompson, Vincent, Holland, and Hoyer are, and Silva will be, jointly and primarily responsible for the day-to-day management of the fund. Mr. Egan served as Lead Portfolio Manager of the fund’s predecessor and Messrs. Thompson, and Vincent served as Portfolio Co-Managers of the fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Portfolio Co-Manager of the fund’s predecessor from 2014 to 2017.

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Carillon Reams Unconstrained Bond Fund

SUMMARY PROSPECTUS    |    3.1. 2021

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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